UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): April 21, 2020

CDK Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-36486	46-5743146
(Commission File Number)	(I.R.S. Employer Identification Number)
1950 Hassell Road, Hoffman Estates, IL 60169
(Registrant's telephone number, including area code)

(847) 397-1700
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	CDK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 27, 2019, CDK Global, Inc. (the “Company”) committed to a plan to divest all of the assets of the Company’s former Advertising North America segment and certain assets of its CDK North America segment related to mobile advertising solutions and websites services (collectively, the “Digital Marketing Business”), in order to focus on its core suite of SaaS software and technology solutions for the markets it serves through the CDK North America and CDK International segments. As a result, the assets and liabilities of the Digital Marketing Business were classified as “Held for Sale” and the operating results of the Digital Marketing Business were presented as “Discontinued Operations” in the Company's Consolidated Financial Statements for the fiscal year ended June 30, 2019 and its subsequent fiscal quarters ended September 30, 2019 and December 31, 2019. On February 20, 2020, the Company announced that it had signed a definitive agreement to sell the Digital Marketing Business to Ansira Partners, Inc. (“Ansira”), a subsidiary of Advent International. The sale closed on April 21, 2020, and on April 22, 2020, the Company announced that it completed the sale of the Digital Marketing Business to Ansira. Total consideration for the transaction consists of a $24 million note receivable and a 15% equity interest in the combined company. The Company’s press release, dated April 22, 2020, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma financial information.

No pro forma financial statements reflecting the impact of the sale of the Digital Marketing Business are provided in this Current Report on Form 8-K, as the Digital Marketing Business was classified as a discontinued operation in the Company’s consolidated statement of operations for (i) the fiscal year ended June 30, 2019 included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2019 and (ii) the most recently completed fiscal quarter ended December 31, 2019 included in its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2019 (the “Form 10-Q”), and the assets and liabilities of the Business were reflected as “current assets held for sale” and “current liabilities held for sale”, respectively, in the Company’s consolidated balance sheet for the most recently completed fiscal quarter ended December 31, 2019 included in its Form 10-Q. For more information, see Item 2.01 herein.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release issued by CDK Global, Inc. on April 22, 2020, announcing the completion of the sale of its Digital Marketing Business

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDK Global, Inc.

Date: April 30, 2020	By:	/s/ Joseph A. Tautges
Joseph A. Tautges
Executive Vice President, Chief Financial Officer (principal financial officer)